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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)         March 1, 2001
                                                --------------------------------

                         Susquehanna Bancshares, Inc.
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Pennsylvania                        0-10674                    23-2201716
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(State or Other Jurisdiction      (Commission                 (IRS Employer
       of Incorporation)          File Number)              Identification No.)

26 North Cedar Street, Lititz, Pennsylvania                    17543
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(Address of Principal Executive Offices)                    (Zip Code)

Registrant's telephone number, including area code (717) 626-4721
                                                   -----------------------------

                                Not Applicable
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            (Former Name or Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS

Susquehanna Bancshares, Inc. ("Susquehanna") announced that following the Annual Shareholders' Meeting on May 25, 2001, as part of the company's management succession plan, William J. Reuter, President, has been appointed to succeed Robert S. Bolinger as Susquehanna's Chief Executive Officer. Concomitantly, Gregory A. Duncan, Executive Vice President, will assume the additional title and responsibilities of Chief Operating Officer, and Drew K. Hostetter, Senior Vice President, Treasurer and Chief Financial Officer will continue to serve as a member of management's Executive Committee along with Messrs. Reuter and Duncan.

Following the 2001 Annual Shareholders' Meeting, Mr. Bolinger will continue as a non-executive Chairman of the Board for an expected period of at least one year

A copy of Susquehanna's Press Release regarding these appointments is attached hereto as Exhibit 99 and is hereby incorporated by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)  Exhibits.

          Reference is made to the Exhibit Index annexed hereto and made a part hereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Susquehanna has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SUSQUEHANNA BANCSHARES, INC.

Date:  March 5, 2001                   By: /s/ Robert S. Bolinger
                                           -------------------------------------
                                       Robert S. Bolinger
                                       Chairman of the Board and Chief Executive
                                       Officer

EXHIBIT INDEX

Exhibit

99 Press Release - Press Release of Susquehanna, dated March 1, 2001 regarding the announcement of management succession and executive appointments